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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Bristol Compressors Thrift and Retirement Plan (the "Plan") on Form 11-K for the year ended December 31, 2003, the two-day period ended December 31, 2002, and the year ended December 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned C. David Myers, President and Chief Executive Officer of York International Corporation, and M. David Kornblatt, Vice President and Chief Financial Officer of York International Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated:  June 25, 2004

                                      /s/ C. David Myers
                                      ------------------------------------------
                                      C. David Myers
                                      President and Chief Executive Officer

                                      /s/ M. David Kornblatt
                                      ------------------------------------------
                                      M. David Kornblatt
                                      Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to York International Corporation and will be retained by York International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.